Exhibit 31.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO EXCHANGE ACT RULES 13A-14(A) AND 15D-14(A), AS

ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT

I, Dominic P. Orr, certify that:

1. I have reviewed this Annual Report on Form 10-K/A of Aruba Networks, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Dominic P. Orr
Dominic P. Orr President, Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)

Date: February 8, 2012